UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 10, 2016

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 15, 2016, Masco Corporation (the “Company”) notified Bank of New York Mellon Trust Company, N. A. (as successor-in-interest to Bank One Trust Company, National Association), as Trustee for the Company’s 6.125% Notes Due 2016 (the “2016 Notes”) and its 5.85% Notes Due 2017 (the “2017 Notes”), that the Company had elected to redeem all of the 2016 Notes and the 2017 Notes. The Company requested that the Trustee give notice of redemption in the Company’s name to holders of the 2016 Notes and the 2017 Notes pursuant to the Indenture dated as of February 12, 2001, as amended and supplemented by the Supplemental Indenture dated as of November 30, 2006 (as amended and supplemented, the “Indenture”). The Company expects to redeem the 2016 Notes and the 2017 Notes on April 15, 2016 at the redemption prices determined pursuant to the terms of the respective notes, plus accrued interest to the redemption date.

Item 8.01 Other Events

Entry Into Underwriting Agreement

On March 10, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC on behalf of the several underwriters named therein in connection with the offer and sale of 3.500% Notes Due 2021 (the “2021 Notes”) and 4.375% Notes Due 2026 (the “2021 Notes” and, together with the 2021 Notes, the “Notes”) in an underwritten public offering (the “Offering”). The Offering is expected to be completed on March 17, 2016. The Underwriting Agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

In connection with the Offering, the Company is filing the Underwriting Agreement as Exhibit 1.1 to this Current Report on Form 8-K, which is to be incorporated by reference in its entirety into the Company’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209514), including the prospectus contained therein (the “Registration Statement”).

Issuance of $900,000,000 of Notes

On March 17, 2016, the Company expects to consummate the issuance and sale of $400,000,000 aggregate principal amount of the 2021 Notes and $500,000,000 aggregate principal amount of the 2026 Notes, pursuant to the Underwriting Agreement. The 2021 Notes mature on April 1, 2021. The 2026 Notes mature on April 1, 2026. The Notes will be issued pursuant to the Indenture.

The Notes will be offered pursuant to the Registration Statement and a related prospectus supplement dated March 10, 2016.

The material terms and conditions of the 2021 Notes and the 2026 Notes are set forth in the resolutions establishing the Notes and the forms of global note filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein, and in the Indenture filed as Exhibit 4.b.i and Exhibit 4.b.ii to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed on February 21, 2012.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated March 10, 2016, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 3.500% Notes Due 2021 and form of global note

4.2	Resolutions establishing the terms of the 4.375% Notes Due 2026 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ JOHN G. SZNEWAJS
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and Chief Financial Officer

Dated: March 16, 2016

EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 10, 2016, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 3.500% Notes Due 2021 and form of global note

4.2	Resolutions establishing the terms of the 4.375% Notes Due 2026 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)